Exhibit 99.6
                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                                  January 1998

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-3

     Pursuant to the Pooling and Servicing Agreement dated as of March 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     The amounts below (other than for Class R) are for a Single Certificate of $1,000:

     1.   The amount of such distribution allocable to principal:

     Class 3-A1.....$      170.94447584  Class 3-A13...$       0.00000000
     Class 3-A2.....$        0.00000000  Class 3-A14...$      10.74295247
     Class 3-A3.....$        0.00000000  Class 3-A15...$       0.00000000
     Class 3-A4.....$        0.00000000  Class 3-PO....$       1.08106747
     Class 3-A5.....$        0.74462477  Class 3-M.....$       0.74462504
     Class 3-A6.....$        0.74462479  Class 3-B1....$       0.74462436
     Class 3-A7.....$       37.16142136  Class 3-B2....$       0.74462436
     Class 3-A8.....$        0.00000000  Class 3-B3....$       0.74462332
     Class 3-A9.....$        0.00000000  Class 3-B4....$       0.74461883
     Class 3-A10....$        0.00000000  Class 3-B5....$       0.74463601
     Class 3-A11....$        0.00000000  Class 3-R.....$       0.00000000
     Class 3-A12....$        0.00000000

     2. Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02,
          2.03 (b) or 3.16, respectively,  and any amounts deposited pursuant to
          Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date):

     Class 3-A1.....$      165.12425090  Class 3-A13...$       0.00000000
     Class 3-A2.....$        0.00000000  Class 3-A14...$      10.37718224
     Class 3-A3.....$        0.00000000  Class 3-A15...$       0.00000000
     Class 3-A4.....$        0.00000000  Class 3-PO....$       1.04425987
     Class 3-A5.....$        0.71927219  Class 3-M.....$       0.00000000
     Class 3-A6.....$        0.71927221  Class 3-B1....$       0.00000000
     Class 3-A7.....$       35.89616941  Class 3-B2....$       0.00000000
     Class 3-A8.....$        0.00000000  Class 3-B3....$       0.00000000

     Class 3-A9.....$        0.00000000  Class 3-B4....$       0.00000000
     Class 3-A10....$        0.00000000  Class 3-B5....$       0.00000000
     Class 3-A11....$        0.00000000  Class 3-R.....$       0.00000000
     Class 3-A12....$        0.00000000

     3. The amount of such distribution to the Certificateholders of each class, allocable to Interest:

     Class 3-A1.....$        1.71324214  Class 3-A13...$       0.00000000
     Class 3-A2.....$        6.25000000  Class 3-A14...$       5.66418275
     Class 3-A3.....$        6.25000000  Class 3-A15...$       6.24999961
     Class 3-A4.....$        6.25000000  Class 3-M.....$       6.20359168
     Class 3-A5.....$        6.20359162  Class 3-B1....$       6.20359273
     Class 3-A6.....$        6.20359153  Class 3-B2....$       6.20359273
     Class 3-A7.....$        5.26375941  Class 3-B3....$       6.20359193
     Class 3-A8.....$        6.25000000  Class 3-B4....$       6.20358744
     Class 3-A9.....$        6.25000000  Class 3-B5....$       6.20367116
     Class 3-A10....$        6.25000000  Class 3-R.....$       0.00000000
     Class 3-A11....$        6.25000000  Class 3-S.....$       0.23269928
     Class 3-A12....$        6.25000000

     4.   Accrual Amount:

                Class A13 ...........       $         52,093.35


     5.   The amount of servicing  compensation  received by the Company  during
          the month preceding the month of distribution:.....$         93,206.79

     The amounts below are for the aggregate of all Certificates.

     6. The Pool Scheduled Principal Balances of each Mortgage Pool on the preceding Due Date after giving effect to all distributions allocable
          to principal made on such Distribution Date:.......$    400,303,909.38

          The  aggregate  number of Mortgage  Loans  included  in the  Scheduled
          Principal Balance set forth above:.................              1,427

     7. The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution Date:

                                        Class Certificate        Single
                                        Principal Balance  Certificate Balance
                                        -----------------  -------------------

          Class 3-A1....................$    3,775,725.74    $         103.17
          Class 3-A2....................$   39,250,000.00    $       1,000.00
          Class 3-A3....................$    5,441,592.00    $       1,000.00
          Class 3-A4....................$   47,000,000.00    $       1,000.00
          Class 3-A5....................$   42,273,876.80    $         991.83
          Class 3-A6....................$   42,273,875.86    $         991.83
          Class 3-A7....................$   49,329,952.96    $         805.04
          Class 3-A8....................$    7,000,000.00    $       1,000.00
          Class 3-A9....................$   34,200,000.00    $       1,000.00
          Class 3-A10...................$   43,100,000.00    $       1,000.00
          Class 3-A11...................$   29,500,000.00    $       1,000.00
          Class 3-A12...................$   21,700,000.00    $       1,000.00
          Class 3-A13...................$    8,387,030.02    $       1,064.29
          Class 3-A14...................$    4,342,470.98    $         895.53
          Class 3-A15...................$    3,183,573.00    $       1,000.00
          Class 3-PO....................$      748,272.03    $         978.15
          Class 3-M.....................$    5,528,460.62    $         991.83
          Class 3-B1....................$    4,422,570.13    $         991.83
          Class 3-B2....................$    4,422,570.13    $         991.83
          Class 3-B3....................$    2,211,780.98    $         991.83
          Class 3-B4....................$      663,534.30    $         991.83
          Class 3-B5....................$    1,548,623.83    $         991.83
          Class 3-R.....................$            0.00    $           0.00
          Class 3-S.....................$  365,005,110.74    $         890.83

     8. The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan:

          book value.........................................$           0.00
          unpaid principal balance...........................$           0.00
          number of related mortgage loans...................               0

     9. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were:

          (a)  delinquent
               (1)  30-59 days
                 Number                7       Principal Balance $  1,649,752.49
               (2)  60-89 days
                 Number                4       Principal Balance $  1,370,984.98
               (3)  90 days or more
                 Number                1       Principal Balance $    502,609.12

          (b)  in foreclosure
                 Number                2       Principal Balance $    440,992.51

     10. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to Section 2.03(b), and of any Modified Mortgage Loan purchased
          pursuant to Section 3.01(c):...........................$          0.00

     11. The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

          Class 3-S: ........................      0.304500%

     12.  Senior Percentage for such Distribution Date:..........   95.39117800%

     13.  Group I Senior Percentage for such Distribution Date: .   74.66157400%

     14.  Group II Senior Percentage for such Distribution Date:    20.72960400%

     15.  Senior Prepayment Percentage for such Distribution Date: 100.00000000%

     16.  Group I Senior Prepayment Percentage for such
          Distribution Date: ....................................  100.00000000%

     17.  Group II Senior Prepayment Percentage for such
          Distribution Date: ....................................    0.00000000%

     18.  Junior Percentage for such Distribution Date: .........    4.60882200%

     19.  Junior Prepayment Percentage for such Distribution Date:   0.00000000%